United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       March 12, 2009

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (512) 531-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

The Chairman of the Board of Directors and Chief Executive Officer of Perficient, Inc. (the “Company”), Jack McDonald, has formed an exploratory committee to evaluate a potential run for U.S. Congress from the Texas 10th Congressional District.  Mr. McDonald does not anticipate making a final decision as to whether he will run until later in the year, at which point a further announcement will be made.  The Company has for some time contemplated a succession plan pursuant to which Jeffrey Davis, the Company's President and Chief Operating Officer, would become Chief Executive Officer of the Company in 2009 or 2010, at which point Mr. McDonald would continue to serve as Chairman of the Board of Directors.  There has been no change to this pre-existing plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: March 12, 2009	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer